                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 2, 1997
                                                        -----------------


                                THE GEON COMPANY
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                         1-11804                     34-1730488
- --------------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                   One Geon Center, Avon Lake, Ohio     44012
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 216-930-1241
                                                            ------------



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.    Other Events
- -------    ------------

The Geon Company announced that it has obtained a U.S. District Court judgment to prevent Universal Vinyl Corporation from infringing a patent Geon holds on pearlescent compounds used in the production of vinyl vertical window blinds. Additionally, the Federal Court for the Southern District of Florida awarded Geon triple damages of $4.3 million for past willful patent infringement.

Item 7(c). Financial Statements, Pro Forma Financial Information and Exhibits
- ---------- ------------------------------------------------------------------

Exhibit 99.1 Press Release of September 2, 1997 announcing that Geon has won a lawsuit for patient infringement.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE GEON COMPANY




                                              By /s/ Gregory L. Rutman
                                                 -----------------------------
                                                     Gregory L. Rutman
                                                     Secretary



Dated September 8, 1997